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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 4, 2016

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5008 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2016, the Board of Directors (the “Board”) of Advance Auto Parts, Inc. (the “Company”) appointed Brad W. Buss and Reuben E. Slone to become independent directors of the Company, effective March 7, 2016. Both of them were also appointed to serve as members of the Board’s Audit Committee and Finance Committee. Mr. Buss and Mr. Slone will serve as directors until the next annual meeting of stockholders or until their successors are elected and qualified. The compensation for their services as non-employee directors will be consistent with the Company’s compensation practices for non-employee directors described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 6, 2015, under the caption “Director Compensation.”

Mr. Buss, age 52, retired in February 2016 as the Chief Financial Officer of SolarCity Corporation, a provider of clean energy services, where he had served since August 2014. Prior to joining SolarCity, he served as Chief Financial Officer and Executive Vice President, Finance and Administration of Cypress Semiconductor Corporation, a semiconductor design and manufacturing company, from August 2005 to June 2014. Prior to August 2005, Mr. Buss also held various financial leadership roles with Altera Corporation, Cisco Systems, Veba Electronics LLC and Wyle Electronics, Inc. Mr. Buss has served on the board of directors for Tesla Motors, Inc. since November 2009 and Café Press Inc. since October 2007. He currently serves as the Chair of the Audit Committee for Café Press, and formerly served as the Chair of the Audit Committee for Tesla Motors.

Mr. Slone, age 53, has been the Senior Vice President, Supply Chain Management at Walgreen Co., one of the nation’s largest drugstore chains and part of the Retail Pharmacy USA Division of Walgreens Boots Alliance, Inc., since May 2012. Prior to joining Walgreens, Mr. Slone served as Executive Vice President, Supply Chain and General Manager of Services for OfficeMax, Inc., a provider of office products, business machines and related items, "print-for-pay" services and office furniture, from 2004 to 2012. Prior to OfficeMax, Mr. Slone held various supply chain leadership positions with Whirlpool Corporation, General Motors Corporation, and Federal-Mogul Corporation. He also held prior consulting positions with Electronic Data Systems Corporation and Ernst & Young.

A press release announcing the appointment of Mr. Buss and Mr. Slone was issued by the Company on March 7, 2016 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

99.1	Press Release of Advance Auto Parts, Inc., dated March 7, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: March 9, 2016	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President and Chief Financial Officer

* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number

99.1	Press Release of Advance Auto Parts, Inc., dated March 7, 2016.